UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2026 (March 5, 2026)

AMCOR PLC

(Exact name of registrant as specified in its charter)

Jersey	001-38932	98-1455367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North
Warmley, Bristol
United Kingdom	BS30 8XP
(Address of principal executive offices)	(Zip Code)

+44 117 9753200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.05 per share	AMCR	New York Stock Exchange
1.125% Guaranteed Senior Notes Due 2027	AUKF/27	New York Stock Exchange
5.450% Guaranteed Senior Notes Due 2029	AMCR/29	New York Stock Exchange
3.200% Guaranteed Senior Notes Due 2029	AUKF/29	New York Stock Exchange
3.950% Guaranteed Senior Notes Due 2032	AMCR/32	New York Stock Exchange
3.750% Guaranteed Senior Notes Due 2033	AUKF/33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 5, 2026, Amcor Flexibles North America, Inc. (the “Issuer”), Amcor plc (“Amcor”), Amcor UK Finance plc (“AUKF”), Amcor Group Finance plc (“AGF”), Amcor International UK plc (“AIUK”), Amcor Finance (USA), Inc. (“AFUI”), Berry Global Group, Inc. (“BGGI”) and Berry Global, Inc. (“BGI”, and, together with Amcor, AUKF, AGF, AIUK, AFUI and BGGI, the “Guarantors”) completed the offer and sale by the Issuer of $750,000,000 aggregate principal amount of its 4.250% Guaranteed Senior Notes due 2029 (the “2029 Notes”) and $750,000,000 aggregate principal amount of its 5.125% Guaranteed Senior Notes due 2036 (the “2036 Notes” and, together with the 2029 Notes, the “Notes”), under the Registration Statement on Form S-3 (File No. 333-288681).

The Notes are senior unsecured obligations of the Issuer and each Guarantor provided a full and unconditional guarantee of the Notes on a senior unsecured basis pursuant to the Indenture (as defined below) (the “Guarantee” and together with the Notes, the “Securities”). The Securities were issued pursuant to an Indenture (the “Indenture”), dated as of March 10, 2026, among the Issuer, the Guarantors, and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), together with the officer’s certificates, each dated March 10, 2026 (the “Officer’s Certificates”), delivered pursuant to the Indenture establishing the terms of the Notes.

Interest on the 2029 Notes will be payable semi-annually in arrears on March 8 and September 8 of each year, commencing on September 8, 2026. The 2029 Notes will mature on March 8, 2029.

Interest on the 2036 Notes will be payable semi-annually in arrears on March 12 and September 12 of each year, commencing on September 12, 2026. The 2036 Notes will mature on March 12, 2036.

The net proceeds from the sale of the Securities after deducting the underwriting discount and estimated offering expenses payable by Amcor are expected to be approximately $1,489 million. Amcor intends to use the net proceeds from the sale of the Securities to repay either all or a portion of the Issuer’s $600.0 million aggregate principal amount of 3.625% Guaranteed Senior Notes due 2026 and BGI’s $750.0 million aggregate principal amount of 4.875% First Priority Senior Secured Notes due 2026, and the remainder, if any, to repay a portion of Amcor’s commercial paper borrowings and for general corporate purposes, which may include the repayment of other short- and long-term debt.

The foregoing summary of the Indenture, the Officer’s Certificates and the forms of the Notes does not purport to be complete and is qualified in its entirety by reference to the texts of such documents, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K and incorporated by reference herein. The legal opinions and consents relating to the issuance and sale of the Securities are attached as Exhibits 5.1 through 5.4 and Exhibits 23.1 through 23.4, respectively, to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided under Item 1.01 of this Current Report on Form 8-K regarding the Indenture, the Officer’s Certificates and the Notes is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On March 5, 2026, the Issuer and the Guarantors entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule 1 thereto, with respect to the offer and sale by the Issuer of $750,000,000 aggregate principal amount of the 2029 Notes and $750,000,000 aggregate principal amount of the 2036 Notes.

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
1.1*	Underwriting Agreement, dated March 5, 2026, among Amcor Flexibles North America, Inc., Amcor plc, Amcor UK Finance plc, Amcor Group Finance plc, Amcor International UK, plc, Amcor Finance (USA), Inc., Berry Global Group, Inc., Berry Global, Inc. and Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule 1 thereto.
4.1	Indenture, dated as of March 10, 2026, among Amcor Flexibles North America, Inc., Amcor plc, Amcor Finance (USA), Inc., Amcor UK Finance plc, Amcor Group Finance plc, Amcor International UK, plc, Berry Global Group, Inc., Berry Global, Inc. and U.S. Bank Trust Company, National Association, as trustee (including the guarantees).
4.2	Officer’s Certificate of Amcor Flexibles North America, Inc., dated March 10, 2026.
4.3	Officer’s Certificate of Amcor Flexibles North America, Inc., dated March 10, 2026.
4.4	Form of 4.250% Guaranteed Senior Note due 2029.
4.5	Form of 5.125% Guaranteed Senior Note due 2036.
5.1	Opinion of Perkins Coie LLP.
5.2	Opinion of Herbert Smith Freehills Kramer LLP.
5.3	Opinion of Bryan Cave Leighton Paisner LLP.
5.4	Opinion of Ogier (Jersey) LLP.
23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Herbert Smith Freehills Kramer LLP (included in Exhibit 5.2 hereto).
23.3	Consent of Bryan Cave Leighton Paisner LLP (included in Exhibit 5.3 hereto).
23.4	Consent of Ogier (Jersey) LLP (included in Exhibit 5.4 hereto).
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document.

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Amcor hereby undertakes to supplementally furnish copies of any omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOR PLC

By:	/s/ Damien Clayton
Name: Damien Clayton
Title: Company Secretary

Dated: March 10, 2026